Exhibit 10.14



                               CAPITAL TRUST, INC.
                              AMENDED AND RESTATED
                          2004 LONG-TERM INCENTIVE PLAN


                     Deferral and Distribution Election Form


        Attached is the form you may use if you wish to defer the receipt of all or a percentage of the Shares that would otherwise be issued to you from the vesting of your Award. You must submit a copy of the Deferral and Distribution Election Form executed by you to the Company as provided for in the form. An election to defer receipt of your Shares may not be revoked.

        You are advised to consult with your individual tax advisor with respect to the tax consequences related to your Award and any elections you may make to defer the receipt of Shares.

                               CAPITAL TRUST, INC.
                              AMENDED AND RESTATED
                          2004 LONG-TERM INCENTIVE PLAN

                        --------------------------------

                     Deferral and Distribution Election Form

                        --------------------------------

        AGREEMENT, made this __ day of ________, 20__, by and between me, as a participant in the Capital Trust, Inc. Amended and Restated 2004 Long-Term Incentive Plan (the "Plan"), and Capital Trust, Inc. (the "Company"). This Agreement shall control the distribution of any of the Company's shares (the "Shares") that I become entitled to receive pursuant to my Restricted Share Unit Award Agreement dated __________ ___, 20__ (the "Award"). We agree that any term that begins herein with initial capital letters shall have the special meaning defined in the Plan, unless the context clearly requires otherwise.

        1. Deferral Election. Pursuant to Section 6 of the Award, I hereby irrevocably elect to defer the receipt of _____% of the Shares that would otherwise be issued to me at any time or from time to time pursuant to the Award. I recognize and agree that the Company will establish an Account for me under the Plan, and will credit that Account with Deferred Share Units pursuant to Section 9 of the Plan.

        2. Nature of Distribution. I recognize that distributions from my Account will be made in the form of one Share for each Deferred Share Unit credited to my Account.

        3. Timing of Distributions. I hereby elect to commence receiving distributions from my Account on the following date:

        |_| on the date that is 6 months after termination of my Continuous Service.

        |_| on the January 1st that next follows the date that is ___ (not more than 10) years after the termination of my Continuous Service.

        |_| on _________ ___, ____ (which is not later than my 70th birthday and not earlier than 6 months after and not later than 10 years after the termination of my Continuous Service).

        |_| on the date of a Change in Control of the Company, to the extent allowable under applicable Treasury Regulations under Section 409A of the Code.

        4. Manner of Distribution. I hereby elect to have my Account distributed in the following manner:

        |_|     in a single lump sum.

        |_| in substantially equal annual installments over a period of ___ years (not to exceed 10 years following termination of my Continuous Service).

        5. Form of Payment to Beneficiary. In the event of my death before collecting all of my Account, any remaining portion of my Account shall be distributed to my beneficiary or beneficiaries named below in the following manner--

        |_| in a single lump sum to be distributed on the date that is 6 months following my death.

        |_| in accordance with the payment schedule selected in paragraphs 3 and 4 hereof (with payments made as though I survived to collect all benefits, and as though I terminated service on the date of my death if payments had not already begun).

        6. Designation of Beneficiary. In the event of my death before I have collected all of my Account, I hereby direct that my beneficiaries shall be as follows:

        a. Primary Beneficiary. I hereby designate the person(s) named below to be my primary beneficiary and to receive the balance of any unpaid portion of my Account.

        ========================================================================
               Name of        Social Security    Mailing Address  Percentage of
         Primary Beneficiary       Number                         Death Benefit
        ------------------------------------------------------------------------

                                                                            %
        ------------------------------------------------------------------------

                                                                            %
        ========================================================================

        b. Contingent Beneficiary. In the event that a primary beneficiary or beneficiaries named above are not living at the time of my death, I hereby designate the following person(s) to be my contingent beneficiary for purposes of the Plan:

        ========================================================================
               Name of        Social Security    Mailing Address  Percentage of
        Contingent Beneficiary     Number                         Death Benefit
        ------------------------------------------------------------------------

                                                                            %
        ------------------------------------------------------------------------

                                                                            %
        ========================================================================

        7. Effect of Election. The elections made in paragraphs 1, 3, and 4 hereof shall be irrevocable. I recognize, however, that I may, by submitting an effective superseding election, at any time and from time to time prospectively change the beneficiary designation and the manner of payment to a Beneficiary. Such elections shall, however, become irrevocable upon my death.

        8. Satisfaction of Award Commitments. The parties recognize and agree that the Company will have fully honored and discharged its obligations under this Agreement, the Award, and the Plan if the Company distributes my Account in accordance with the provisions hereof.


CAPITAL TRUST, INC.                           PARTICIPANT

By _____________________________________     ___________________________________
   A duly authorized officer or director

Date: __________________________________     Date: _____________________________